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                                 AMENDMENT NO. 1


                                             August 8, 1994


Cablevision of Framingham, Inc.
c/o Cablevision Systems Corporation
One Media Crossways
Woodbury, New York  11797

Attention:  Frank Golden


and the Lenders referred
  to below


Ladies and Gentlemen:


We refer you to the Credit Agreement dated as of June 15, 1994 (the "CREDIT AGREEMENT") among Cablevision of Framingham, Inc., a Delaware corporation (the "BORROWER"), the several banks and other financial institutions from time to time parties thereto (the "LENDERS"), The Chase Manhattan Bank, N.A., as agent and a Lender (the "AGENT"), and CIBC Inc., as co-agent and a Lender (the "CO-AGENT"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

Each of the undersigned acknowledges, consents and agrees that, notwithstanding the contemplation of the parties as reflected in the Credit Agreement:

     (i) the definition of "Parents' Loans" in the Credit Agreement is hereby amended by deleting that definition in its entirety and substituting in lieu thereof the following new definition:

          "the subordinated loans to be made by Cablevision Systems Corporation, and the WP Parent to the Borrower on or prior to the Closing Date in an aggregate principal amount of $1,000,000, which subordinated loans shall be subject to the terms and provisions of the Subordination Agreement and shall be evidenced by promissory notes containing terms and conditions reasonably satisfactory to the Lenders."

     (ii) Section 5.1(p) of the Credit Agreement is hereby amended by deleting clause (iii) thereof, substituting in lieu thereof the following new clause (iii):

          "(iii) Cablevision and the WP Parent shall have made the Parents' Loans to the Borrower."

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     (iii)  Exhibit F to the Credit Agreement is deleted in its entirety and
     Exhibit F attached hereto is hereby substituted in lieu thereof.


          This letter shall become effective upon execution by each Person for which a signature line is provided below.

          This letter may be executed by one or more of the Agent, the Co-Agent, the Borrower and the Lenders on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.


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           This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

                                   Very truly yours,

                                   THE CHASE MANHATTAN BANK, N.A.
                                     as Agent and as a Lender


                                   By: _______________________
                                       Name:
                                       Title:



Acknowledged and Agreed:


CIBC INC.
  as Co-Agent and as a Lender


By: _______________________
    Name:
    Title:


CABLEVISION OF FRAMINGHAM, INC.



By: _______________________
    Name:
    Title: